As filed with the U.S. Securities and Exchange Commission on August 14, 2014
File No. 033-47287
File No. 811-06637

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 113	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 114

(Check appropriate box or boxes.)

THE UBS FUNDS
(Exact Name of Registrant as Specified in Charter)

One North Wacker, Chicago, Illinois  60606
(Address of Principal Executive Office)  (Zip Code)

Registrant’s Telephone Number, including Area Code    312-525-7100

Mark F. Kemper
UBS Global Asset Management
One North Wacker
Chicago, Illinois  60606
(Name and Address of Agent for Service)

Please send copies of all communications to:

Bruce G. Leto, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8027

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

[   ]           immediately upon filing pursuant to paragraph (b)
[   ]           on [Date] pursuant to paragraph (b)
[   ]           60 days after filing pursuant to paragraph (a)(1)
[   ]           on [Date] pursuant to paragraph (a)(1)
[X]           75 days after filing pursuant to paragraph (a)(2)
[   ]           on [Date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates only to the UBS Municipal Bond Fund.  No other information relating to any other series of the Registrant is amended or superseded hereby.

The UBS Funds

Prospectus

SUBJECT TO COMPLETION, AUGUST 14, 2014

The UBS Funds
UBS Municipal Bond Fund
Prospectus
[___], 2014

Class: A: [____], C: [____], P: [_____]

This prospectus offers Class A, Class C and Class P shares in the UBS Municipal Bond Fund (the “Fund”), a series of The UBS Funds (the “Trust”).

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved the Fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds
Contents
The UBS Funds
What every investor should know about the fund
Fund summary
More information about the fund
Investment objective, strategies, securities selection and risks	Page 11
Your investment
Information for managing your fund account
Managing your fund account	Page 17
—Flexible pricing	Page 17
—Buying shares	Page 24
—Selling shares	Page 27
—Exchanging shares	Page 29
—Pricing and valuation	Page 31
Additional information
Additional important information about the fund
Management	Page 33
Disclosure of portfolio holdings	Page 35

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Dividends and taxes	Page 35
Supplemental investment advisor performance information	Page 40
Financial highlights	Page 45
Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 46 of this prospectus.

Please find the UBS Global Asset Management business continuity planning overview on page 48 of this prospectus.

The fund is not a complete or balanced investment program.

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UBS Municipal Bond Fund

Fund summary

Investment objective
The Fund seeks to provide total return consisting of capital appreciation and current income exempt from federal income tax.

Fees and expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in “Managing your fund account” on page [__] of the Fund’s prospectus and in “Reduced sales charges, additional purchase, exchange and redemption information and other services” on page [___] of the Fund’s statement of additional information (“SAI”).

Shareholder fees (fees paid directly from your investment)
	Class A		Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	[__]	%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None1		0.75%	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)	[___]	%	[___] %	[___]	%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

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	Class A	Class C	Class P
Management fees	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses2	1.17	1.17	1.17
Total annual fund operating expenses	1.82	2.32	1.57
Less management fee waiver/expense reimbursements	1.17	1.17	1.17
Total annual fund operating expenses after management fee waiver/expense reimbursements3	0.65	1.15	0.40

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  ”Other expenses” are based on estimates for the current fiscal year, and include “Acquired fund fees and expenses,” which are estimated to be less than 0.01% of the average net assets of the Fund.

3  The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor (“UBS Global AM (Americas)” or the “Advisor”), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund’s ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2015, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund’s Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS Global AM (Americas)’s three year recoupment rights will survive.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense

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reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$513	$888
Class C (assuming sale of all shares at end of period)	192	612
Class C (assuming no sale of shares)	117	612
Class P	41	381

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal strategies
Principal investments
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund primarily invests in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the Advisor), but may invest up to 10% in securities rated below investment grade (also known as “junk bonds”). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund.

The Fund’s weighted average portfolio duration will normally range between 3 and 10 years, but the Fund generally targets a duration of between 4.5 and 7 years. The Fund may invest in bonds of any maturity or duration.

The Fund may invest in insured and uninsured municipal securities. The Fund’s investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate obligations, and other municipal securities that

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pay income exempt from federal income tax. The Fund does not intend to invest substantially in securities whose interest is subject to the federal alternative minimum tax.

The Fund may, but is not required to, use exchange traded or over-the-counter (“OTC”) derivative instruments for risk management purposes or as part of the Fund’s investment strategies. The derivatives in which the Fund may invest include interest rate and credit instruments such as options, futures, swap agreements (specifically, interest rate, total return, and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to adjust the Fund’s portfolio duration.

Management process
The Advisor adheres to a disciplined top-down and bottom-up investment process that seeks to leverage information advantage by using a proprietary credit research framework while focusing on three key decisions:  duration, sector allocation and security selection. The investment process begins with an in-depth analysis of top-down inputs to determine the correct duration positioning of the portfolio. These inputs originate from the Advisor’s proprietary research on the structure of the yield curve and its relationship to the US Treasury market. The Advisor’s sector allocation analysis determines the attractiveness of various segments of the municipal market with a focus on two main themes - bond security (e.g., state vs. local general obligation bonds) and essential services (e.g., water and sewer systems or electric utilities). Security selection represents the final level of decision-making in the Advisor’s investment process. The Advisor uses rigorous credit/structure analysis and relative pricing to select securities that the Advisor believes demonstrate superior risk/return characteristics. The Advisor then seeks to select individual securities that will provide the portfolio the desired sector and duration exposures at the lowest cost.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

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Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of municipal bonds with ratings of BB (Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or Ba (Moody’s Investors Service, Inc. (“Moody’s”)) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher quality) municipal bonds.

Political risk: The Fund’s investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

Focus risk: Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

Tax liability risk: Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund,

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the Fund’s share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of “derivatives”—so called because their value “derives” from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. When using derivatives for non-hedging purposes, it is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Market risk: The risk that the market value of the Fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Performance
There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor
UBS Global Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager
•  Elbridge Gerry, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. You may purchase, redeem or exchange shares of the Fund either

9

through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information
The distributions you receive from the Fund primarily will be exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

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More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective
The Fund seeks to provide total return consisting of capital appreciation and current income exempt from federal income tax.

Principal investment strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund primarily invests in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the Advisor), but may invest up to 10% in securities rated below investment grade (also known as “junk bonds”). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund.

The Fund’s weighted average portfolio duration will normally range between 3 and 10 years, but the Fund generally targets a duration of between 4.5 and 7 years. The Fund may invest in bonds of any maturity or duration. “Duration” is a measure of the Fund’s exposure to interest rate risk. A longer duration means an increased likelihood of interest rate sensitivity.

The Fund may invest in insured and uninsured municipal securities. The Fund’s investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate obligations, and other municipal securities that pay income exempt from federal income tax. The Fund does not intend to invest substantially in securities whose interest is subject to the federal alternative minimum tax.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include interest rate and credit instruments such as options, futures, swap agreements (specifically, interest rate, total return, and credit default swaps), credit-linked securities and structured investments. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, to adjust the Fund’s portfolio duration, or to obtain exposure to certain markets.

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The Fund has adopted a fundamental investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax.

Securities selection
The Advisor adheres to a disciplined top-down and bottom-up investment process that seeks to leverage information advantage by using a proprietary credit research framework while focusing on three key decisions:  duration, sector allocation and security selection. The investment process begins with an in-depth analysis of top-down inputs to determine the correct duration positioning of the portfolio. These inputs originate from the Advisor’s proprietary research on the structure of the yield curve and its relationship to the US Treasury market. The Advisor’s sector allocation analysis determines the attractiveness of various segments of the municipal market with a focus on two main themes - bond security (e.g., state vs. local general obligation bonds) and essential services (e.g., water and sewer systems or electric utilities). Security selection represents the final level of decision-making in the Advisor’s investment process. The Advisor uses rigorous credit/structure analysis and relative pricing to select securities that the Advisor believes demonstrate superior risk/return characteristics. The Advisor then seeks to select individual securities that will provide the portfolio the desired sector and duration exposures at the lowest cost.  The Advisor analyzes securities based on three factors:

• The credit view (management, event risks, etc.)

• Technicals (liquidity, supply, etc.)

• Valuation (absolute and relative yield spreads)

The key to the Advisor’s investment process is its judgments about the relative valuation of bond subsets that share similar characteristics such as liquidity, coupon, call provisions, indenture, credit risk and quality.

The Advisor uses rigorous credit/structure analysis and relative pricing to select securities it believes demonstrate superior risk/return characteristics.

To protect itself from adverse market conditions, the Fund may take a temporary defensive position that is different from its normal investment strategy. This means that the Fund may temporarily invest a higher proportion, or even all, of its assets in cash or money market instruments that pay taxable interest. Since these investments provide relatively low income that is taxable, a defensive position may not be consistent with achieving the Fund’s investment objective. However, the Fund also may invest in money market instruments that pay tax-exempt interest as part of its ordinary investment strategy.

The Fund may lend its portfolio securities to generate additional income.

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Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•
Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•
Credit and high yield bond risk—The risk that a municipal bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Municipal bonds with ratings of BB (S&P or Fitch) or Ba (Moody’s) or below may have increased risks of default (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-rated) municipal bonds.

Some municipal bonds are “insured bonds,” which means that a private insurer guarantees payment even if the issuer of the bond defaults. Insured bonds are subject to credit risks relating to both the issuer and the insurer, because if the market believes that either of them has become less able to make payments, the value of the municipal bond may decline. Market conditions affecting the ratings of municipal bond insurance companies have deteriorated recently, and may further deteriorate. A downgrade of municipal bond insurers rated above A would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities available for investment by the Fund. Bond insurance does not protect against interest rate or other non-credit risks.

•
Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are

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rising, slower prepayments may extend the duration of the securities and may reduce their value.

•
Political risk—The Fund’s investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

•
Focus risk—Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

•	Tax liability risk— Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

•
Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•
Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

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•
Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund’s net asset value. In addition, a fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

•
Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant (“FCM”) with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

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•
Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•
Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

•
Market risk—The risk that the market value of the Fund’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

•
Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information
Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the U.S. Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund’s SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Managing your fund account

Flexible pricing
The Fund offers three classes of shares—Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class P shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class C shares) distribution fees for the sale of the Fund’s shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See “Sales charge waivers for Class A and Class C shares” later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See “Sales charge reductions for Class A shares” later in this prospectus.

Class A shares
Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund’s Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following tables:

Class A sales charges
	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	[__]%	[__]%	[__]%
$100,000 to $249,999	[__]	[__]	[__]
$250,000 to $499,999	[__]	[__]	[__]
$500,000 to $999,999	[__]	[__]	[__]

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$1,000,000 and over1	None	None	May pay up to 1.002

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower on-going expenses.

1  A contingent deferred sales charge of 1% of the shares’ offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund’s Automatic Cash Withdrawal Plan are not subject to this charge.
2  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

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Class C shares
Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 0.75%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares
Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund’s front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG (“UBS”) and its subsidiaries and members of the employees’ immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

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5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the “IRC”).

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS Global AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

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•  Broker-dealers or other financial institutions that have entered into an agreement with UBS Global AM (US), on behalf of clients participating in certain self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds (“Family Funds” include other UBS Funds, PACE Select funds and other funds for which UBS Global AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent
Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor’s intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1  Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

1 Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares
Additional information concerning sales charge reductions and waivers is available in the Fund’s SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund’s distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund’s Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html.

Class P shares

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Shareholders pay no front-end or deferred sales charges on Class P shares. UBS Global AM (US), the principal underwriter of the Fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS Global AM (US)’s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund’s Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas) and UBS Global AM (US), as long as the employee establishes an account in his or her name directly at the Fund’s transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund’s transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS Global AM (Americas) or its affiliates.

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Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares
You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals
As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries (“Service Providers”), as well as with financial institutions (banks and bank trust departments) (each an “Authorized Dealer”). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a “Sub-designee”), may in some cases be authorized to accept purchase and redemption orders that are in “good form” on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund’s net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional compensation to affiliated dealer
UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

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•  a monthly retention fee at the annual rate of 0.075% of the value of shares of the Fund’s portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. These payments are often referred to as “revenue sharing.”

Additional compensation to financial institution(s)
UBS Global AM (US) or the Advisor may pay compensation, out of the Advisor’s profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor’s own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:
Class A and Class C shares:

To open an account	$1,000
To add to an account	$100
The Fund may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund’s automatic investment plan.

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Market timers. The interests of the Fund’s long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. Market timing also may materially increase the Fund’s transaction costs, administrative costs or taxes. These factors may hurt the Fund’s performance and its shareholders.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Fund’s Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund’s transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder’s account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a “Financial Intermediary”) maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

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While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund’s efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary’s frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS Global AM (Americas) may rely on the Financial Intermediary’s frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund’s market timing prevention procedures. The determination to rely on a Financial Intermediary’s frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS Global AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund’s principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares
You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which Class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class P.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund’s transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

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The Fund reserves the right to pay redemptions “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund’s operations (for example, if it represents more than $250,000 or 1% of the Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund’s net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee
If you sell or exchange any class of shares of the Fund less than 90 days after you purchased them, a redemption fee of [___]% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Fund that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in the Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Fund’s transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

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•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Fund’s principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares
You may exchange Class A or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class P shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares, but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund’s transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent
If you wish to invest in the Fund or any other of the Family Funds through the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund’s transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

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•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Serving (US) Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Fund; use electronic funds transfer or wire to buy or sell shares of the Fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

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If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund’s transfer agent, BNY Mellon Investment Serving (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund’s transfer agent. If you transfer your shares to the Fund’s transfer agent, the Fund’s principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Serving (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation
The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the NYSE is open. The Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund’s net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular investments, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees.

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The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. OTC securities are normally valued at the last bid price on the valuation date available prior to valuation.

The Trust’s Board of Trustees has delegated to the UBS Global AM (Americas)’ Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global AM (Americas), the investment advisor of the Fund.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by

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a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund’s shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

Additional information about the Fund’s current net asset value per share is available to investors on the Fund’s Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html.

Management

[TO BE UPDATED IN 485(B) FILING:]

Investment advisor
UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of [__], 2014, the Advisor had approximately $[___] billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS and a member of the UBS Global Asset Management Division, which had approximately $[___] billion in assets under management as of [___], 2014. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Bank Holding Company Act limitations
To the extent that UBS Global AM (Americas) maintains a greater than 24.99% interest in the Fund, UBS Global AM (Americas) will be deemed to “control” the Fund for purposes of the U.S. Bank Holding Company Act of 1956, as

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amended (“BHCA”). Accordingly, the Fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM (Americas) reduces its percentage interest in the Fund through redemptions.

Portfolio management
The Advisor’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of the Fund.

Elbridge Gerry is the lead portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. The Advisor’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Mr. Gerry has access to certain members of the Municipal Bond Fixed-Income investment management team, each of whom is allocated a specified strategy issue within the portfolio over which he or she has independent responsibility for research. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Gerry, as lead portfolio manager and coordinator for management of the Fund, has responsibility for research, implementing strategies and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Gerry is provided below.

Elbridge Gerry is a Managing Director and a Senior Portfolio Manager/Head of Municipal Investments of UBS Global AM. Mr. Gerry has been a portfolio manager at the firm since 1996. Mr. Gerry has been the portfolio manager of the Fund since its inception.

The Fund’s SAI provides information about the Fund’s portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

Advisory fees
The investment advisory fee (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund, is presented in the following table.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the amounts listed in the footnote to the Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2015. Thereafter, the expense limit for each of the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or

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expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

The Fund has not yet commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust and Advisor on behalf of the Fund will be available in the Fund’s semiannual report to shareholders for the period ending December 31.

Fund	Advisory fee
UBS Municipal Bond Fund	0.40%

Administrator
UBS Global AM (Americas) is also the administrator of the Fund. The Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web Site at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the SEC’s Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund’s Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html. Please consult the Fund’s SAI for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Dividends and taxes

Dividends and distributions
The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute

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such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”—At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes
Fund distributions—The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. The Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both as described below.

Exempt-interest dividends—Fund dividends will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

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Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate investors should note that these dividends may be fully taxable in states that impose corporate income and/or franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Taxable income dividends—The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from such income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income eligible for taxation by individuals at reduced rates.  Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital gain distributions—The Fund may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or

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other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund’s default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits.  Exemptions from US withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and exempt-interest dividends.  However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements— Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts.  The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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This discussion of “Dividends and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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Supplemental investment advisor performance information
Because the Advisor has managed other advisory accounts (including a registered investment company) for many years in a substantially similar manner to the way in which the Advisor manages the Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts (“Account Composite Performance”) managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the Fund. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect the Fund’s Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect the Fund’s Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of [__]%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Fund’s own historical performance. The Account Composite Performance should not be considered a substitute for the Fund’s performance, and the Account Composite Performance is not necessarily an indication of the Fund’s future performance. The accounts included in the Account Composite Performance (with the exception of the registered investment company) were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client’s relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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Supplemental performance information for the advisor of UBS Municipal Bond Fund

Composite performance: Municipal Bond Composite ("MBC")

November 1, 2003 through December 31, 2013

[LINE GRAPH TO BE ADDED IN 485(B) FILING]

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
MBC: net return after expenses (%)2	1.29	3.48	2.67	4.79	3.12	(4.12)	10.37	0.86	10.76	5.85	(1.70)
Barclays Municipal Bond Index (%)3	1.88	4.48	3.51	4.84	3.36	(2.47)	12.91	2.37	10.70	6.78	(2.55)
Barclays Municipal Managed Money Intermediate (1-17) Index (%)4	1.78	3.61	2.18	4.31	4.51	3.33	8.92	2.71	10.51	4.76	(1.85)

Composite performance: MBC

For periods ended December 31, 2013

Year	MBC: net return after expenses and sales charge (%)1	MBC: net return after expenses (%)2	MBC: gross return before expenses and sales charge (%)	Barclays Municipal Bond Index (%)3	Barclays Municipal Managed Money Intermediate (1-17) Index (%)4
1 year	(6.12)	(1.70)	(1.06)	(2.55)	(1.85)
5 years	4.15	5.11	5.79	5.89	4.92
10 years	3.04	3.51	4.18	4.29	4.25

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Since inception	3.12	3.58	4.26	4.41	4.36

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.
2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.
3  The Barclays Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
4  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax.  Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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Supplemental performance information for the advisor of UBS Municipal Bond Fund

Composite performance: MBC
November 1, 2003 through December 31, 2013
Year	MBC: net return after expenses and sales charge (%)1	MBC: net return after expenses (%)2	MBC: gross return before expenses and sales charge (%)	Barclays Municipal Bond Index (%)3	Barclays Municipal Managed Money Intermediate (1-17) Index (%)4
20035	(3.27)	1.29	1.40	1.88	1.78
2004	(1.17)	3.48	4.15	4.48	3.61
2005	(1.95)	2.67	3.34	3.51	2.18
2006	0.08	4.79	5.47	4.84	4.31
2007	(1.52)	3.12	3.79	3.36	4.51
2008	(8.44)	(4.12)	(3.50)	(2.47)	3.33
2009	5.40	10.37	11.08	12.91	8.92
2010	(3.68)	0.86	1.52	2.37	2.71
2011	5.78	10.76	11.48	10.70	10.51
2012	1.09	5.85	6.54	6.78	4.76
2013	(6.12)	(1.70)	(1.06)	(2.55)	(1.85)

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.
2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

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3  The Barclays Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
4  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax.  Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
5   Performance is presented for November 1, 2003 through December 31, 2003.

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Financial highlights

No financial information is presented for the Fund as it was not publicly offered prior to the date of this prospectus.

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Funds’ privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated.

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Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Global Asset Management, Americas Region

Business continuity planning overview

UBS Global Asset Management affiliates UBS Global Asset Management (US) and UBS Global Asset Management (Americas) will protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 24-36 hours). Business continuity processes will provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative workspace, technology infrastructure, and systems support that is designed to be fully operational within 24-36 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. As of the date of the prospectus, the annual and semiannual reports are not yet available for the Fund because the Fund has not yet commenced operations.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

When available, you may obtain free copies of the Fund’s annual and semiannual reports and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund’s Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC’s Internet Web Site at: http://www.sec.gov.

©UBS 2014. All rights reserved.
The UBS Funds
Investment Company Act File No. 811-6637
UBS Global Asset Management (Americas) Inc.
is a subsidiary of UBS AG.
[_____]

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the SEC is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The UBS Funds

Statement of
Additional Information

SUBJECT TO COMPLETION, AUGUST 14, 2014

The UBS Funds
Statement of Additional Information
[_____], 2014

One North Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class P
UBS Municipal Bond Fund	[__]	[__]	[___]

UBS Global Asset Management (Americas) Inc., ("UBS Global AM (Americas)") an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Fund. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Fund. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

When issued, portions of the Fund’s Annual Report to Shareholders will be incorporated by reference into this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Fund’s current Prospectus, dated [____], 2014. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

TABLE OF CONTENTS

General information about the Trust	1
Diversification status	1
General definitions	1
Investment strategies	2
Borrowing	2
Cash and cash equivalents	4
Repurchase agreements	4
Reverse repurchase agreements	5
Loans of portfolio securities	5
Swaps	7
Futures	13
Options	16
Index options	19
Special risks of options on indices	19
Special risks of certain derivatives	20
Risks of potential regulation of swaps and other derivatives	20
Commodity Pool Operator Exclusions and Regulation	21
Rule 144A and illiquid securities	22
Investment company securities and investments in affiliated investment companies	23

Fixed income securities	23
Yield factors	24
Duration	24
Municipal securities	25
Municipal lease obligations	26
Industrial development bonds ("IDBs") and private activity bonds ("PABs")	27
Floating rate and variable rate obligations	27
Build America Bonds	28
Lower-rated debt securities	28
When-issued securities	30
Structured notes	30
Credit-linked securities	31
Demand features	32
Participation interests	33
Tender option bonds	33
Put bonds	34
Tax-exempt commercial paper and short-term municipal notes	34
Inverse floaters	34
Mortgage subsidy bonds	35
Opinions as to validity of municipal bonds	35
Stand-by commitments	35

Other investments	36
Summary of risks	36
Investment restrictions	36
Management of the Trust	37
Independent trustees	42
Interested trustee	46
Officers	46
Information about Independent trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)	52
Information about trustee ownership of Fund shares	53
Compensation table Trustees	54
Principal holders of securities	55
Investment advisory, principal underwriting and other service arrangements	55
Advisor	55
Portfolio manager	57
Administrative, accounting and custody services	60
Principal underwriting arrangements	61
Independent registered public accounting firm	64
Legal counsel	64
Personal trading policies	64
Proxy voting policies	65

Portfolio holdings disclosure policies and procedures	67
Bank line of credit	71
Portfolio transactions and brokerage commissions	72
Portfolio turnover	73
Shares of beneficial interest	74
Reduced sales charges, additional purchase, exchange and redemption information and other services	75
Sales charge reductions and waivers	75
Additional information regarding purchases through letter of intent	78
Individual retirement accounts	81
Transfer of securities	81
Valuation of shares	82
Taxes	83
Taxation of the Fund	83
Taxation of Fund distributions	88
Sales, exchanges and redemption of Fund shares	91
Tax treatment of portfolio transactions	94
Backup withholding	97
Effect of future legislation; local tax considerations	101
Potential conflicts of interest	101

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS	101
Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities	102
Other potential conflicts relating to the management of the Fund by UBS Global AM	105
Selection of brokers and dealers and commission rates	107
Potential regulatory restrictions on investment advisor activity	109
Performance calculations	113
Financial statements and report of independent registered public accounting firm	114
Appendix A—Corporate debt ratings	A-1

General information about the Trust

The Trust currently offers shares of the following fourteen Funds, representing separate portfolios of investments: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Multi-Asset Income Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund, UBS Municipal Bond Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund. This SAI related to the UBS Municipal Bond Fund (the “Fund”) only. The Fund currently offers three classes of shares for the Fund: the Class A shares, the Class C shares and the Class P shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.50% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class P shares, which are designed primarily for institutional investors and wrap fee advisory program accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status
The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended (“the Act”), which means that the Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that the Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions
As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund’s administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Fund’s investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

“Fitch” shall mean Fitch Ratings, Inc.

"Fund" shall mean the UBS Municipal Bond Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Fund’s underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund’s Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Borrowing
The Fund may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) to-be-announced securities, (iv) swaps, (v) futures contracts and (vi) written options.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as "covered" when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The Fund’s segregated assets procedures may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If Segregated Assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require the Fund to segregate. The segregated assets procedures provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Cash and cash equivalents
The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in US dollars. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When the Advisor believes that unusual circumstances warrant a defensive posture and that there are not enough suitable municipal bonds available, the Fund may temporarily and without percentage limitation hold cash and invest in money market instruments that pay taxable interest, including repurchase agreements. If the Fund holds cash, the cash would not earn income and would reduce the Fund's yield. When the Fund invests for defensive purposes, it may affect the attainment of its investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements
The Fund does not intend to enter into repurchase agreements, except as a temporary measure and under unusual circumstances, because repurchase agreements generate taxable income. The Fund is, however, authorized to enter into repurchase agreements with US banks and dealers with respect to any obligation issued or guaranteed by the US government, its agencies or instrumentalities, and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances.

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.

Repurchase agreements are considered under the Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements
Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund’s custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Loans of portfolio securities
The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3 % of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 under the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps
The Fund may engage in swaps, including, but not limited to, interest rate, credit default and total return swaps. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible. When the Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading is occurring on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund may either execute a cleared swap through a swap execution facility or, in certain circumstances when permitted, enter into a cleared swap through an executing broker.  Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty's bankruptcy or insolvency). A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. If there is a default by the counterparty to an uncleared swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. If the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize counterparty risk.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund's risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on the London Interbank Offered Rate ("LIBOR"), or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset.

Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Fund also may enter into credit default swap agreements. The Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Fund also may engage in interest rate lock transactions (which may also be known as forward rate agreements). In an interest rate lock transaction, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates, as applied to a specified notional amount. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates, as applied to a specified notional amount.

The Advisor and the Trust do not believe that the Fund’s obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund’s borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures
The Fund may enter into contracts for the purchase or sale for future delivery of securities and indices, such as municipal bond index futures contracts, municipal debt futures contracts, interest rate futures contracts and treasury futures.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund also may invest in municipal bond index futures contracts and municipal debt futures contracts. A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract. Municipal debt futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options
The Fund may purchase and write call or put options on US securities and indices and enter into related closing transactions. The Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US exchanges or traded OTC. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the

Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund’s custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options
The Fund may purchase exchange-listed call options on fixed income indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on fixed income indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect the Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on fixed income indices. While the option is open, the Fund’s custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices
The Fund’s purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Special risks of certain derivatives
Certain derivative contracts entered into by the Fund may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances, if triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

Risks of potential regulation of swaps and other derivatives
The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity Pool Operator Exclusions and Regulation
With respect to the Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market themselves as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to that Fund. In that case, the Advisor and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Rule 144A and illiquid securities
The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board which includes continuing oversight by the Board.

In making determinations as to the liquidity of municipal lease obligations for the Fund, the Advisor will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-

established means of securitization, the Advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Investment company securities and investments in affiliated investment companies
Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Fixed income securities
The Fund may invest in municipal bonds, municipal lease obligations, industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating rate and variable rate obligations. In addition, the Fund may invest in inverse floaters and other debt securities described in this SAI. The Fund may also invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities.

Yield factors
The yield on a bond depends on a variety of factors, including general municipal or fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and/or expectations regarding changes in tax rates. The Fund may invest in bonds with a broad range of maturities, based on the Advisor's judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a bond, the higher the rate of interest paid and the greater the volatility.

Duration
Duration is a measure of the price sensitivity of a fixed income investment or portfolio to a change in interest rates. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the Advisor in portfolio selection and yield curve positioning for the Fund's bond investments. Duration was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows the Advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the Advisor calculates the duration of the Fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3%

for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Municipal securities
The Fund may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of a fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a fund and lower investment performance.

Municipal lease obligations
The Fund may invest in municipal lease obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Fund generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due, under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements, such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds ("IDBs") and private activity bonds ("PABs")
The Fund may invest in IDBs and PABs. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the Fund in calculating their liability for the federal alternative minimum tax ("AMT"). See "Taxes" below.

Floating rate and variable rate obligations
The Fund may invest in floating rate and variable rate obligations. Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the Fund and adversely affect its share price.

Build America Bonds
The Fund’s investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the US Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the US Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of their investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds was discontinued on December 31, 2010.

Lower-rated debt securities
The non-investment grade municipal bonds in which the Fund may invest may be rated Ba, B or MIG-3 by Moody's; BB, B or SP-3 by S&P; or BB or B by Fitch; have an equivalent rating from another rating agency; or, if unrated, are determined by the Advisor to be of comparable quality. Lower rated securities are considered to be of poor standing and are predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value of its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

When-issued securities
The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund’s custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Structured notes
Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities
The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Demand features
A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests" below, to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests
Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, the Fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Advisor seeks to monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds
Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from biweekly to semiannually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Put bonds
A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation. If the put is a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price.

If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Advisor, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer. Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Tax-exempt commercial paper and short-term municipal notes
Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters
The Fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, the Fund will not invest more than 10% of its total assets in inverse floaters.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds
The Fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases, the repayment of such bonds depends upon annual legislative appropriations; in other cases, repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Opinions as to validity of municipal bonds
Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from the AMT are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor the Advisor reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the Fund or the exempt-interest dividends received by the Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal bonds may be materially and adversely affected.

Stand-by commitments
The Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Fund may acquire such commitments to facilitate portfolio liquidity.

The Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Advisor, present minimal credit risk. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although the Fund could sell the underlying municipal bonds to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

Other investments
The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Summary of risks

The principal risks of investing in the Fund are described in the "Principal Risks" section of the Prospectus.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts (“REITs”);

(ii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(iv)  Make loans to other persons, except: (a) through the lending of its portfolio securities or to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted to the SEC; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(v)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(vi)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies, or tax-exempt municipal securities); and

(vii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

With respect to the real estate restriction described in (i) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

For purposes of the commodities restriction described in (ii) above, the term "any other financial instruments" includes swap agreements.

Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Fund’s Chief Compliance Officer (“CCO”) and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has four standing committees: an Audit Committee, a Nominating, Compensation and Governance Committee (the "Nominating Committee"), a Distribution Committee and a Performance Committee. As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures, the distribution and sales activities of the Fund and the historical and ongoing performance of the Fund.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2014.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met twice during the fiscal year ended June 30, 2014.

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Lytle sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Fund; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Fund. The Distribution Committee met twice during the fiscal year ended June 30, 2014.

Mr. Murphy, Ms. Smith and Mr. Reilly sit on the Trust's Performance Committee, which has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of the Fund; (ii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for the Fund; and (iii) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee met twice during the fiscal year ended June 30, 2014.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Fund’s service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset

Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that Shawn Lytle would contribute valuable experience due to his position with the Advisor as Group Managing Director and Head of Americas.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global AM, are listed below.

[TO BE UPDATED IN 485(B) FILING:]

Independent trustees
Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 56 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.
Ms. Cepeda is director (since 2012) of BMO Financial Corp. (Holding Company for the BMO Harris Bank N.A.), director of the Mercer Funds (10 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 70 268 Main Street	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios); and a trustee of the Morgan Stanley

Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
P.O. Box 718 Gladstone, NJ 07934				32 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.	Smith Barney Consulting Group Capital Markets funds (11 portfolios).
Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.
Edward M. Roob; 80 c/o UBS	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four	None.

Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Global AM One North Wacker Drive Chicago, IL 60606				investment companies (consisting of 32 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.
Abbie J. Smith; 61 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009
Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in The University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004,
Ms. Smith is a trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.
Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2000) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2002) and a member of

Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
			commenced operations in 2008) (from 2008 to 2012).		the Audit Committee of the Dimensional Funds complex (107 portfolios).
J. Mikesell Thomas; 63 1353 Astor Street Chicago, IL 60610	Trustee	Since 2004
Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).
Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.
Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and a member of the Audit and Investment Finance Committees of HCC Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested trustee
Name, address and age	Position(s) held with Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Shawn Lytle2,* Age: 44	Interested Trustee	Since 2011
Mr. Lytle is a Group Managing Director and head of Americas at UBS Global AM (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as head of Americas, he was deputy global head of equities (from 2008 to 2010), head of equity capabilities and business management in 2008, and a team manager (from 2005 to 2008) at UBS Global AM.
				Mr. Lytle is a trustee of three investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.
2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

Officers
Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie*	Vice President, Assistant Secretary and Interim Chief	Since 2005 (Vice President and	Mr. Allessie is an executive director (since 2007) (prior to

Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years
Age: 49	Compliance Officer	Assistant Secretary) Since January 2014 (Interim Chief Compliance Officer)
which he was a director (since 2005)), interim chief compliance officer (since January 2014) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski* Age: 46	Vice President and Assistant Treasurer	Since 2011
Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*	President	Since 2010	Mr. Carver is a managing director and head of product

Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years
Age: 51
development and management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow* Age: 48	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (since 2007)) and head of the North American fund treasury department (since 2011) of UBS Global

Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years

AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook* Age: 49	Vice President and Assistant Treasurer	Since 2006
Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha* Age: 34	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal

Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years

& Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper** Age: 56	Vice President and Secretary	Since 1999
Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 77 portfolios) for which UBS Global AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 46	Vice President and Assistant Treasurer	Since 2006
Ms. Kilkeary is an executive director (since 2012) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee* Age: 43	Vice President and Assistant Secretary	Since 2005
Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn* Age: 48	Vice President and Assistant Treasurer	Since 2007
Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders* Age: 49	Vice President and Assistant Secretary	Since 2005
Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*	Vice President	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—

Name, address and age	Position(s) held with the Trust	Term of office1 and length of time served	Principal occupation(s) during past 5 years
Age 58	and Chief Operating Officer
Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller* Age: 53	Vice President and Assistant Secretary	Since 2004
Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu* Age: 30	Vice President	Since 2013
Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**  This person's business address is One North Wacker Drive, Chicago, IL 60606.
1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Information about Independent trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)
As of December 31, 2013, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares
Trustee	Dollar range of equity securities in the Fund1	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager1
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	over $100,000
Frank K. Reilly	None	over $100,000
Edward M. Roob	None	over $100,000
Abbie J. Smith	None	None
J. Mikesell Thomas	None	None

Trustee	Dollar range of equity securities in the Fund1	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS Global AM or an affiliate serves as Investment advisor, sub-advisor or manager1
Interested trustee
Shawn Lytle	None	Over $100,000

1  Information regarding ownership is as of December 31, 2013.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees
[TO BE UPDATED IN RULE 485(B) FILING:]

Name and position held	Annual aggregate compensation from the Trust1		Pension or retirement benefits accrued as part of fund expenses	Total compensation from the Trust and fund complex paid to trustees2
Adela Cepeda, Trustee	$	[______]	N/A	$	[______]
John J. Murphy, Trustee	$	[______]	N/A	$	[______]
Frank K. Reilly, Trustee	$	[______]	N/A	$	[______]
Edward M. Roob, Trustee	$	[______]	N/A	$	[______]
Abbie J. Smith, Trustee	$	[______]	N/A	$	[______]
J. Mikesell Thomas, Trustee	$	[______]	N/A	$	[______]

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2014.
2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2014.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities
As of the date of this SAI, UBS Global Am (Americas) owned 100% of all outstanding shares of the Fund and thus may be deemed a controlling shareholder of the Fund until additional shareholders purchase shares. As of the same date, none of the Trustees or officers of the Fund owned any of the outstanding shares of the Fund.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or the Fund.

To the extent that UBS Global AM (Americas) maintains a greater than 24.99% interest in the Fund, UBS Global AM (Americas) will be deemed to "control" the Fund for purposes of the U.S. Bank Holding Company Act of 1956, as amended ("BHCA"). Accordingly, the Fund may be subject to certain limitations on its ability to own equity securities of certain issuers set forth in the BHCA. These limitations may be eliminated as UBS Global AM (Americas) reduces its percentage interest in the Fund through redemptions.

Investment advisory, principal underwriting and other service arrangements

Advisor
[TO BE UPDATED IN RULE 485(B) FILING:]

UBS Global Asset Management (Americas) Inc., with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $156 billion, as of December 31, 2013, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $653 billion in assets under management as of December 31, 2013. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of March 31, 2014, the Advisor also serves as the investment advisor or sub-advisor to 24 other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP) UBS Large Cap Growth RPM Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Diversified Target Return Fund; Nationwide Global Equity Fund; Nationwide High Yield Bond Fund; Nationwide International Value Fund; Pacific Life Funds (PLF) Currency Strategies Fund; Pacific Select Fund (PSF) Strategies Portfolio; Russell Investment Company Emerging Markets Fund; Strategic Global Income Fund Inc.; SMA Relationship Trust; UBS Cashfund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC) International Opportunities Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund’s portfolio securities and of pricing the Fund’s shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Municipal Bond Fund	N/A	0.40%

The Fund is subject to a contractual expense limit at the following rates of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class C	Class P
UBS Municipal Bond Fund	0.65%	1.15%	0.40%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2015. Thereafter, the expense limit for each of the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the series of the Trust in proportion to their relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Portfolio manager
Presented below is information about the individual identified as the portfolio manager of the Fund in the Fund’s Prospectus.

The following table provides information relating to other accounts managed by the portfolio manager as of June 30, 2014:

[TO BE UPDATED IN RULE 485(B) FILING:]

	Registered investment companies			Other pooled investment vehicles			Other accounts
Portfolio manager (Fund managed)	Number	Assets managed (in millions)		Number	Assets managed (in millions)		Number	Assets managed (in millions)
Elbridge Gerry
	[_]	$	[___]	[__]	$	[___]	[__]	$	[__]

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their roles.

Performance award:

•	Determined annually on a discretionary basis.

•
Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as the performance of their respective function, of UBS Global AM and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•	Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•
Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Global Asset Management. This alignment with UBS Global Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•
The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Global AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Equities:

Equities has an investment boutique structure to enhance alignment of interests, transparency and autonomy within each team, while retaining all the benefits of a large organization. This boutique structure includes an incentive model, introduced for performance year 2013 onwards, tailored for each boutique, which provides an indicative range for performance awards, directly linked to the business results of the boutique, subject to delivery against key performance indicators including investment performance and client satisfaction.

Fixed Income and Global Investment Solutions (GIS):

Investment professionals' discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Portfolio Manager/Fund*	Range of shares owned**
Elbridge Gerry	None

*  As of June 30, 2014
**  The Portfolio Managers may participate in a deferred compensation plan that invests in the Fund. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services
Administrative and accounting services. UBS Global AM (Americas) also serves as the Fund’s administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG. As administrator, UBS Global AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

JPMorgan Chase Bank provides accounting, portfolio valuation and certain administrative services for the Fund under a Fund Services Agreement between the Trust and JPMorgan Chase Bank. JPMorgan Chase Bank is located at One Beacon Street, Boston, Massachusetts 02108.

Custody services. JPMorgan Chase Bank, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements
UBS Global AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund’s Class P shares and the Fund pays no service or distribution fees with respect to its Class P shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling the Fund's Class C shares, respectively, and to offset the Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Fund’s transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund’s prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceeds the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund’s shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund’s assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

Independent registered public accounting firm
Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel
Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies
The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies
The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, by calling the Trust toll-free at 1-800-647 1568 or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards both better corporate performance and improved shareholder value.  Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.  While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive, and (e) non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned, (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Americas Committee is notified and determines the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures
Introduction. UBS Global AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund’s portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund’s Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Fund’s complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund’s shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund’s current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JP Morgan Chase Bank, the Fund’s Custodian, accounting agent and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provide to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third-party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Fund uses a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data company, Bloomberg L.P., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit
The Fund participates with other funds managed by UBS Global AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes.

Under the Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to the Fund at rates based on prevailing market rates at the time of borrowings.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

Portfolio turnover
The Fund is free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's respective investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Fund is not expected to exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Shares of beneficial interest

The Trust currently offers three classes of shares for the Fund: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class P (the Class P shares).

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of the Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund does not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series of the Trust or class of the Fund, only the shareholders of that series of the Trust or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series of the Trust or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund or class, the matter shall have been effectively acted upon with respect to the Fund or class if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series of the Trust or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers
Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Class P shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P shares.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.075% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS Global AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS Global AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the Fund or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS Global AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.16% to 0.28% (16 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund’s records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class P qualifying shares (shares sold through Raymond James), UBS Global AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS Global AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent
To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class P shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund’s behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C shares
The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts
Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities
At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Fund normally obtains market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund
The Fund intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•  Distribution requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset diversification test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year ("post-October losses"); and

(ii)  the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary gains" mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Taxation of Fund distributions
The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends—Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable as described in “Taxation of Fund Distributions — Distributions of capital gains.”  However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.  See “Taxation of Fund distributions — Distributions of ordinary income.”

Alternative minimum tax—private activity bonds—AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers.  However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.  In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users”—Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund likely will be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax—To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a municipal security to qualify to pay exempt-interest—Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Distributions of ordinary  income—The Fund may invest a portion of its assets in securities that pay taxable interest. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities.  If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income to the extent of the Fund’s earnings and profits.  None of the dividends paid by the Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Tax credit bonds—If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Net investment income does not include exempt-interest dividends.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemption of Fund shares
Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Fund (referred to as "covered shares"). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares you may own for which cost basis information is not known by the Fund ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.  Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits

(including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding
By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Non-US investors
Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below.  However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Exempt-interest dividends—In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to US withholding tax.

Short-term capital gain dividends and interest-related dividends— It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by the Fund from its qualified net interest income from US sources that were effective for distributions with respect to taxable years of the Fund that began before January 1, 2014 or, if reinstated, whether such exemptions would have retroactive effect.  However, even if reinstated, the Fund does not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016, to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them.  The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner.  The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations
The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS
UBS Global AM is a large asset management firm with approximately $653 billion in assets under management worldwide as of December 31, 2013.1 UBS Global AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS Global AM has around 3,700 employees located in 24 countries. UBS Global Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

1  UBS Global Asset Management (Americas) Inc. manages approximately $156 billion as of December 31, 2013.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities
UBS' other activities may have an impact on the Fund. UBS Global AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund’s investment objectives and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

Other potential conflicts relating to the management of the Fund by UBS Global AM
Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS Global AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, the Fund, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Global Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Global Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Global Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Global Asset Management's affiliates may effect transactions for Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates
UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Global Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Global Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the U.S. or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Global Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Global Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Global Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Global Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity
From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for the Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part 1A and 2A of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund’s total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund’s calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

Because the Fund is new, financial statements are not yet available for the Fund.

Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:
Moody's Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:
AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Short-Term Ratings:
Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT TERM OBLIGATION RATINGS
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P's Short-Term Issue Credit Ratings:

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. Long-Term Issuer Credit Ratings:

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term Issuer Default Rating (IDR) category or to Long-Term IDR categories below B.

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or their principal underwriter may not lawfully sell those shares.

© UBS 2014. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Global Asset Management (Americas) Inc.

is a subsidiary of UBS AG.

S___

THE UBS FUNDS

PART C

OTHER INFORMATION

ITEM 28.                      EXHIBITS

(a)           Articles of Incorporation.

(1)
Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 1998.

(i)
Amendment to Certificate of Trust dated February 15, 2002 changing the Trust’s name to The UBS Funds, is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(2)
Amended and Restated Agreement and Declaration of Trust (the “Declaration”) effective as of September 28, 2004, as amended April 26, 2012, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

(i)
Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated March 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(ii)
Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust dated March 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 6, 2012.

(b)	By-Laws.

(1)
By-Laws of The UBS Funds (f/k/a The Brinson Funds) (April 25, 1995), are incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on August 29, 1996.

(i)
Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated July 1, 2002 is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

(ii)
Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated April 23, 2008 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(c)           Instruments Defining Rights of Security Holders.

(1)
Form of Specimen Share Certificate of The UBS Funds is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

(2)
The rights of security holders of the Registrant are further defined in the following sections of the Registrant’s By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

(i)           By-Laws.

Article II - “Meeting of Shareholders.”

(ii)           Declaration.

Article III – “Shares” and Article V – “Shareholders’ Voting Powers and Meetings.”

(d)	Investment Advisory Contracts.

(1)
Investment Advisory Agreement dated July 1, 2002 between UBS Global Asset Management (Americas) Inc. (the “Advisor”) and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s

Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)
Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)
Amendment Number Two dated July 1, 2005 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(iii)
Amendment Number Three dated June 2, 2006 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(2)
Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS Global Sustainable Equity Fund, f/k/a UBS International Equity Fund, f/k/a Global (Ex-U.S.) Equity Fund and Brinson Non-U.S. Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

(i)
Certificate of the Secretary and resolutions redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund, n/k/a UBS Global Sustainable Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 7, 2000.

(ii)	Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS Global Sustainable Equity

Fund, f/k/a UBS International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(3)
Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)
Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)
Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(4)
Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Core Plus Bond Fund (f/k/a UBS U.S. Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)
Amendment Number one dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Core Plus Bond Fund (f/k/a UBS U.S. Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(5)	Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 30, 2002.

(i)
Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(6)
Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the UBS Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 1, 1999.

(i)
Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS Emerging Markets Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

(7)
Investment Advisory Agreement dated July l, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC September 30, 2002.

(i)
Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(ii)
Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

(8)
Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(i)
Amendment Number One dated June 29, 2007 to Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(9)
Investment Advisory Agreement dated August 14, 2006 between the Advisor and the Registrant on behalf of the UBS U.S. Defensive Equity Fund, f/k/a UBS U.S. Equity Alpha Fund  is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(10)
Investment Advisory Agreement dated July 12, 2007 between the Advisor and the Registrant on behalf of the UBS Asset Growth Fund, f/k/a UBS Global Frontier Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(11)
Investment Advisory Agreement dated June 22, 2010 between the Advisor and the Registrant on behalf of the UBS Equity Long-Short Multi-Strategy Fund (f/k/a UBS Market Neutral Multi-Strategy Fund) is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(12)
Investment Advisory Agreement dated November 24, 2010 between the Advisor and the Registrant on behalf of the UBS Fixed Income Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(13)
Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Multi-Asset Income Fund is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 17, 2012.

(14)
Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 16, 2012.

(15)	Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Municipal Bond Fund to be filed by amendment.

(16)
Expense Limitation Agreement between the Advisor and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

(17)
Expense Limitation Agreement between the Advisor and the Registrant, on behalf of UBS Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

(18)	Expense Limitation Agreement between the Advisor and the Registrant, on behalf of UBS Municipal Bond Fund, to be filed by amendment.

(e)           Underwriting Contracts.

(1)
Principal Underwriting Contract, dated November 5, 2001, between UBS Global Asset Management (US) Inc. (f/k/a Brinson Advisors, Inc.) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to Post-

Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 29, 2012.

(i)
Amendment to Exhibit A, dated October 24, 2013, to Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

(h)	Other Material Contracts.

(1)
Administration Contract, dated April 1, 2006, between UBS Global Asset Management (Americas) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2008.

(i)
Amendment to Exhibit A, dated June 24, 2007, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 22, 2007.

(ii)
Amendment to Exhibit A, dated June 30, 2010, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(iii)
Amendment to Exhibit A, dated November 24, 2010, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(iv)
Amendment to Exhibit A, dated April 17, 2012, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 17, 2012.

(v)	Amendment to Exhibit A, dated October 28, 2013, to Administration Contract is incorporated herein by reference to

Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

(2)
Transfer Agency and Related Services Agreement, dated August 20, 2001, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 19, 2002.

(i)
Amendment to Exhibit B to the Transfer Agency and Related Services Agreement, approved August 19, 2003, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2003.

(ii)
Amendment to Exhibit A dated June 30, 2010 to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 30, 2010.

(iii)
Amendment to Exhibit A, dated November 24, 2010, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on November 24, 2010.

(iv)
Transfer Agency and Related Services Agreement Amendment, dated December 31, 2009, between PNC Global Investment Servicing (U.S.) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2011.

(v)
Amendment to Exhibit A, dated April 17, 2012, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 17, 2012.

(3)	Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Post-Effective

Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 29, 2012.

(i)
Amendment to Exhibit A, dated October 24, 2013, to Fund Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013

(i)	Legal Opinion.

(1)
Legal Opinion of Stradley, Ronon, Stevens & Young, LLP is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 17, 2012.

(j)	Other Opinions.

(1)	(i)
Consent of Ernst & Young LLP, Independent Registered Public Accounting is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

(2)	(i)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Frank K. Reilly, Edward M. Roob, Adela Cepeda Joseph T. Malone, W. Douglas Beck and J. Mikesell Thomas are incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 20, 2005.

(ii)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Thomas Disbrow are incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 27, 2006.

(iii)
Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to John J. Murphy and Abbie J. Smith are incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on March 13, 2009.

(iv)
Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Mark E. Carver is incorporated by reference to Post-Effective Amendment 83 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on June 4, 2010.

(v)
Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell as attorneys-in-fact and agents to Shawn Lytle is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2011.

(3)
Certificate of the Assistant Secretary of the Registrant regarding authorization of Principal Executive Officer to sign Registration Statement dated January 24, 2013 is incorporated herein by reference to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on January 25, 2013.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)
Letter of Understanding Relating to Initial Capital, dated July 1, 1992, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on September 15, 1998.

(m)	Rule 12b-1 Plan.

(1)
Shareholder Services Plan, dated October 29, 2001, as revised April 17, 2012, relating to Class A shares of each Series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 17, 2012.

(2)
Rule 12b-1 Plan, dated October 29, 2001, as revised April 17, 2012,  related to Class C shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on April 17, 2012.

(n)	Rule 18f-3 Plan.

(1)
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, effective as of December 14, 2004, on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on December 21, 2004.

(o)	Reserved

(p)	Codes of Ethics.

(1)
Joint Code of Ethics of Registrant, the investment adviser and the principal underwriter of the Registrant, as approved on January 7, 2013, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2013.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended, (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII, Sections 2 through 4 of the Registrant’s Declaration of Trust effective as of September 28, 2004, as amended, as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.  Trustee’s Good Faith Action, Expert Advice, No Bond or Surety.  The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.  Insurance.  The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

Indemnification of Registrant’s advisors, custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

(a)
Each Series’ investment advisory agreement between the Registrant, on behalf of the series, and UBS Global Asset Management (Americas) Inc., all of which are incorporated herein by reference, as follows:

(1)	Section 6 of the Investment Advisory Agreement on behalf of the UBS Global Sustainable Equity Fund (f/k/a UBS International Equity Fund), dated April 25, 1995, as amended;

(2)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Core Plus Bond Fund (f/k/a UBS U.S. Bond Fund), dated July 1, 2002;

(3)	Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Large Cap Equity Fund, dated July 1, 2002;

(4)	Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a U.S. Large Cap Value Equity Fund), dated July 1, 2002;

(5)	Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Growth Fund, dated July 1, 2002;

(6)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Allocation Fund, dated July 1, 2002;

(7)	Section 6 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Equity Fund, dated December 10, 1998, as amended;

(8)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Dynamic Alpha Fund;

(9)	Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Defensive Equity Fund (f/k/a UBS U.S. Equity Alpha Fund);

(10)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Asset Growth Fund ( f/k/a UBS Global Frontier Fund);

(11)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Equity Long-Short Multi-Strategy Fund (f/k/a UBS Market Neutral Multi-Strategy Fund);

(12)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Fixed Income Opportunities Fund;

(13)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Multi-Asset Income Fund; and

(14)	Section 7 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Debt Fund.

(b)	Sections 3.1, 6.1 and 7.1 of the Global Custody Agreement between the Registrant and JPMorgan Chase Bank, National Association, which is incorporated herein by reference.

(c)
Section 9(a) of the Principal Underwriting Contract between UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.) and the Registrant on behalf of each series dated November 5, 2001, which is incorporated herein by reference.

(d)	Section 12 of the Transfer Agency and Related Services Agreement between PFPC Inc. and the Registrant on behalf of each series dated August 20, 2001, which is incorporated herein by reference.

(e)	Sections 8 and 9 of the Administration Contract between UBS Global Asset Management (Americas) Inc. and the Registrant on behalf of each series, which is incorporated herein by reference.

(f)	Sections 3.1, 6.1 and 6.4 of the Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A., which is incorporated herein by reference.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS Global Asset Management (Americas) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions. For information as to any other business, vocation or employment of a substantial nature in which the Registrant’s investment advisor and each officer of the Registrant’s investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see UBS Global Asset Management (Americas) Inc.’s Form ADV (File #801-34910) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITER

(a)	UBS Global AM (US) serves as principal underwriter for the following investment companies:

UBS Cashfund Inc.,
UBS Investment Trust,
UBS Money Series,
UBS Managed Municipal Trust,
UBS Master Series, Inc.,
Master Trust,
UBS Municipal Money Market Series,
UBS RMA Money Fund, Inc.,
UBS RMA Tax-Free Fund, Inc.,
PACE Select Advisors Trust, and
SMA Relationship Trust.

(b)
UBS Global AM (US) is the Registrant’s principal underwriter.  The information set forth below is furnished for those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant.

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Mark E. Carver*	Managing Director and Head of Product Development and Management-Americas of UBS Global AM	President

Joseph J. Allessie*	Executive Director and Chief Compliance Officer of UBS Global AM	Vice President, Assistant Secretary and Chief Compliance Officer

Andrew Shoup*	Managing Director and Global Head of the Fund Treasury Administration Department	Vice President and Chief Operating Officer
Thomas Disbrow*	Managing Director and Head of North Americas Fund Treasury of UBS Global AM	Vice President and Treasurer

Mark F. Kemper**	Managing Director, General Counsel and Secretary of UBS Global AM	Vice President and Secretary

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Joanne Kilkeary*	Executive Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Michael Flook*	Director and Senior Manager of North American Fund Treasury Department of UBS Global AM	Vice President and Assistant Treasurer

Eric Sanders*	Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Christopher Ha*	Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Tammie Lee*	Executive Director and Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary

Keith A. Weller*	Executive Director and Senior Associate General Counsel of UBS Global AM	Vice President and Assistant Secretary
Nancy Osborn*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Rose Ann Bubloski*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President and Assistant Treasurer

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Mandy Yu*	Authorized Officer and Tax Compliance Manager of US Mutual Fund Treasury Administration Department of UBS Global AM	Vice President

*  This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

** This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(c)	Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, and CFTC Regulation 4.23, are maintained by JPMorgan Chase Bank (“JPMorgan Chase”), One Beacon Street, Boston, Massachusetts 02108, with the exception of those maintained by the Registrant’s investment advisor, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019.

JPMorgan Chase provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 34.	MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.	UNDERTAKINGS

Not Applicable.

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused Post-Effective Amendment Nos. 113/114 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 14th day of August, 2014.

THE UBS FUNDS

By: /s/ Mark E. Carver
Mark E. Carver*
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Mark E. Carver	President and Principal	August 14, 2014
Mark E. Carver*	Executive Officer

/s/ Frank K. Reilly	Chairman and	August 14, 2014
Frank K. Reilly*	Trustee

/s/ Shawn Lytle	Trustee	August 14, 2014
Shawn Lytle*

/s/ Edward M. Roob	Trustee	August 14, 2014
Edward M. Roob*

/s/ Adela Cepeda	Trustee	August 14, 2014
Adela Cepeda*

/s/ J. Mikesell Thomas	Trustee	August 14, 2014
J. Mikesell Thomas*

/s/ Abbie J. Smith	Trustee	August 14, 2014
Abbie J. Smith*

/s/ John J. Murphy	Trustee	August 14, 2014
John J. Murphy*

/s/ Thomas Disbrow	Treasurer and Principal	August 14, 2014
Thomas Disbrow*	Accounting Officer

* By /s/ Tammie Lee
Tammie Lee, Attorney-in-Fact
(Pursuant to Powers of Attorney incorporated herein by reference.)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.
None